UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2012

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

HAWKER BEECHCRAFT NOTES COMPANY

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-147828 333-147828-08	71-1018770 20-8650498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10511 East Central, Wichita, Kansas

(Address of principal executive offices)

67206

(Zip code)

(316) 676-7111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2012, Hawker Beechcraft Corporation, the principal operating subsidiary of Hawker Beechcraft Acquisition Company, LLC (the “Company”), and Hawker Beechcraft, Inc., the Company’s parent company, entered into a Separation of Employment Agreement and General Release (“Separation Agreement”) with James Maslowski in connection with his retirement as President – U. S. and International Government Business on January 31, 2012, as previously announced. Mr. Maslowski also retired from his position as President of Hawker Beechcraft Defense Company, LLC, a subsidiary of Hawker Beechcraft Corporation. Mr. Worth W. Boisture, Jr., President and Chief Executive Officer of Hawker Beechcraft Corporation, will assume the role of President of Hawker Beechcraft Defense Company, LLC on an interim basis. Terms of Mr. Maslowski’s separation arrangements include acceleration of the accrual of 19,429 RSUs. The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this current report on Form 8-K. All capitalized terms not defined in this current report shall have the meanings set forth in the Separation Agreement.

Mr. Maslowski has agreed to become a consultant to Hawker Beechcraft Defense Company, LLC, effective as of February 1, 2012. The one-year renewable consulting arrangement with Mr. Maslowski provides that Mr. Maslowski will provide services related to the marketing and sale of T-6 aircraft, for which he will receive a monthly retainer, certain success fees, and reimbursement of out-of-pocket expenses. Mr. Maslowski will remain on the Board of Managers of Hawker Beechcraft Defense Company, LLC, and will serve as its Vice Chairman. The foregoing summary of the consulting arrangement is qualified in its entirety by reference to the complete text of the Consulting Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference into this current report on Form 8-K. All capitalized terms not defined in this current report shall have the meanings set forth in the Consulting Agreement.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description

10.1	Separation of Employment Agreement and General Release dated as of January 31, 2012, between Hawker Beechcraft Corporation, Hawker Beechcraft, Inc. and Mr. James Maslowski.

10.2	Consulting Agreement, dated as of January 31, 2012, between Hawker Beechcraft Defense Company, LLC and Mr. James Maslowski.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By Hawker Beechcraft, Inc., its Sole Member

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

HAWKER BEECHCRAFT NOTES COMPANY

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

Date: February 1, 2012

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